INCOME TAXES (Schedule of Deferred Tax Assets and Liabilities) (Details) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets:
Net operating loss carryforward	$ 2,716,420	$ 2,042,006
Book to tax difference - intangible assets	146,733	27,348
Stock option expense	90,801	373,456
Total gross deferred tax assets	2,953,954	2,442,810
Less: Deferred tax asset valuation allowance	(2,953,954)	(2,442,810)
Total net deferred tax assets